UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ____________________

Form 8-K 12g-3/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2002

ACCESS NATIONAL CORPORATION
__________________________________________
(Exact name of Registrant as specified in its charter)

Virginia	000-49929	82-0545425

(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		number)

1800 Robert Fulton Drive, Suite 310
Reston, Virginia 20191
__________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 871-2100

__________________________________________________________________________
(Former name or former address if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     This Form 8-K 12g-3/A is being filed to correct a filing error. The Form 8-K 12g-3 filed by Access National Corporation (the “Registrant”) on July 19, 2002 should have been a Form 8-K 15d-5, not a Form 8-K 12g-3. The intent of the Form 8-K 12g-3 filed on July 19, 2002 was to indicate that: (i) effective June 15, 2002, pursuant to an Agreement and Plan of Reorganization dated April 18, 2002 between the Registrant and Access National Bank (the “Bank”), and approved by the shareholders of the Bank at an annual meeting held on May 16, 2002, the Registrant became the successor issuer to the Bank, pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), and (ii) as the successor issuer to the Bank, the Registrant was subject to the reporting requirements of the Exchange Act pursuant to Section 15(d) of the Exchange Act.

     The Registrant intends to promptly file a Form 8-K 15d-5 to replace the Form 8-K 12g-3 erroneously filed on July 19, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION (Registrant)

By: /s/ Michael W. Clarke Name: Michael W. Clarke Title: President and Chief Executive Officer

Dated: September 24, 2003